Exhibit 99.1

China Executive Education Corp.
Training China’s Next Generation of Business Leaders

OTC BB: CECX

Safe Harbor Statement
This presentation is not an offering document and is distributed strictly to accredited and approved investor parties and is not to be distributed to any other party without the express consent of the Company. This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.
These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,”
“believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve know and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could not materially affect actual results, levels of activity, performance or achievements.

Mission Statement
3
 ▪ To train China’s next generation of Business
 Leaders
 ▪ Pave the way for the China’s Entrepreneurs
 ▪ To educate those who are eager to learn and
 strive for success
 ▪ To be the premier executive training
 company in China while earning the respect
 of our peers

Company Overview
▪ 350 Employees; Headquartered in Shanghai, China.
▪ Open Enrollment; Average 3-4 Days Each Class
▪ Offer comprehensive Business Training Classes for CEOs and
 Entrepreneurs in Goal Setting, Public Speaking, Marketing,

 Sales, Negotiation, Leadership, Motivation and Investing

▪ 2,874 Students enrolled in 2009

Business Model
▪ Company sponsors two Sales
 Presentations each month in
 Shanghai, China

▪ 3 days of Free Training in Goal
 Setting, Public Speaking,
 Marketing, Sales, Negotiation,
 Leadership, Motivation, Investing

▪ Average 700 Attendees per month

▪ Up-Sell Business Training Classes

Equity Snapshot

Ticker Symbol (OTC BB)	CECX
Share Price (08/31/2010)	$2.50
Market Capitalization (08/31/2010)	$56.9 million
Business Type	Education Consulting
Shares Outstanding	22.66 million
Insider Ownership	91%
Fiscal Year End	December 31
6 Month Revenue	$9.0 million
6 Month Net Income	$2.6 million
FY09 Revenue	$9.1 million
FY09 Net Income	$3.3 million

Product#1: Domestic Classes

Product#2: World Masters

 Company Profile
 ◆ A Leading Executive Training
 Consulting Company for CEOs and
 Entrepreneurs in China.

Company Highlights
◆ Brand Recognition
◆ Strong Cash Flow
◆ High Growth
◆ Zero Debt

Sales Force
◆ Large and Highly Skilled Sales Team
 284 Salespersons x 100 Calls/Day = 14,200 Calls Per Day*
*(As of 9/2/2010)

Speakers

101 Goals

 China Market for CECX
◆ 30 Years since Economic Reform started in 1979
◆ 35 Million Small-Mid Size Company in China*
◆ 35 MM x $10,000/Year x Top 3% = Potential Market
 $10.5 Billion
*Source: “Report of Investment Analysis 2010-2015” by China Investment & Industry Research Center

Industry Highlights
♦  China is now the Largest Education Market in the
 world
♦  Approximately 35 million entrepreneurs in China*

♦  By 2012, the number of small and middle-sized
 businesses expected to reach 50 million*

♦  Market size for CECX Training is approximately
 300 million students

*Source: “Report of Investment Analysis 2010-2015” by China Investment & Industry Research Center

 ♦  Continue to Increase Sales Force
 ♦  Expand Publishing Markets - 7 Different Languages Planned
 ♦  Movie “The Next Magic” In Production
 ♦  Stadium Venues with the Potential to speak to crowds of
 50,000+
 ♦  TV Show “Super Speakers”
12-Month Growth & Marketing Strategy

The Reasoning Behind Going Public
➢ Strengthen Brand Recognition
➢ Generate Opportunities for Future
 Acquisitions to Increase Market Share
➢ Invite the World Masters to China easier

Enrollment & Fee Payment
392
889
1,593
1,564
1,177

 Robust Revenue Growth
CHINA EXECUTIVE EDUCATION. Company Profile & Prospect | FEB. 2010

 Robust Earnings Growth
$ 798,033
$ 938,183
$ 769,634
$ 1,570,832
$ 1,930,000

Management Team
• Kaien Liang, 37, Chairman and CEO. Before establishing the company, he has served as president of Singapore Magic of Success Training Co., Ltd from 2004 to 2006. Prior to that, Mr. Liang worked as Marketing Director at Asia Magic Your Life Group between 2000 and 2003, and Marketing Director of
 Success Magazine in Taiwan from 1997 to 2000. Mr. Liang holds 14 internationally accredited certificates in respect of negotiation, marketing, sale, public speaking, customer service, etc. His total audience exceeds
 500,000. His books, 《 Never Say Impossible》 《Who is the Next Magic》 have been published and sold well
 in thousands.

• Pokai Hsu, 38, Chief Operating Officer. He joined Asia Magic Your Life Group in 2003. Before that, He has served as the General Manager at Beijing Hongyuan Yintong Cultural Press Co., Ltd. for two
 years. Prior to that, he worked in Du Yunsheng Consulting Co., Ltd. as the Chief Consultant for 2 years. Mr.
 Hsu is a master for potential motivating. By integrating his learning and achievements in motivational training in UK, USA, and Japan, Mr. HSU has created an efficient training system in unleashing employee potential.
 He has given lectures for over 2,300 times in the last 8 years, with the audience of over 200,000. In 2006, his bestseller, 《How to Be No.1 in China》， broke the Guinness record on sale of book signing event.

• Tingyuan Chen, 44, Chief Strategy Officer. Prior to joining Asia Magic Your Life Group in
 2003, he worked for Steve Chen Training Entity as a lecturer for 4 years. As a student of Mr. Abraham, the world “marketing wizard”, Mr. Chen specialized in teaching and coaching people in time management and strategic decision. Mr. Chen was graduated from National United University in Taiwan in 1986.

• Zhiwei Huang, 42, Chief Financial Officer of the Company. Mr. Huang joined the company in
 April, 2009. Prior to that, he has served as Financial Manager in Hangzhou Tai-Yang-Shen Marketing Co.,
 Ltd. for 16 years. Before that, he served as Accountant in Zhejiang Hangzhou Shipping Corp between 1989 and 1993. Mr. Huang was graduated from Wuhan River Transport College in 1989 and graduated from
 Zhejiang University of Finance & Economics in 2004.

Undervalued compared to Peer Group --- June 30, 2010
Selected Company	Ticker	Stock	Mark.Cap.	EPS (ttm)	P/E (ttm)	P/S (ttm)	Qtrly YoY
	Symbo l	Price($)	($M)				Revenue Growth

China based U.S. listed comparables
New Oriental Education & Technology	EDU	$97.51	$3,680.86	1.93	50.38x	10.46x	36.20%
China Distance Education	DL	$3.20	$110.80	0.01	400.00x	3.58x	10.90%
China Cast Education	CAST	$5.94	$273.50	0.38	15.50x	5.07x	41.60%
ATA, Inc.	ATAI	$3.24	$71.60	- 0.06	-	2.03x	59.10%
China EDU Corporation	CEDU	$7.03	$112.60	0.27	25.85x	2.53x	7.50%
China Education Alliance	CEU	$4.27	$115.00	0.57	7.48x	3.57x	5.00%
Average					83.20x	4.54x	26.72%

U.S. based U.S. listed comparables
Apollo Group Inc	APOL	$46.97	$7,100.00	4.00	17.74x	1.57x	23.10%
DeVry Inc.	DV	$57.00	$4,060.00	3.40	16.79x	2.20x	28.70%
Strayer Education Inc.	STRA	$234.00	$3,260.00	8.17	28.64x	5.92x	26.90%
Average					21.05x	3.23x	26.23%

China Executive Education (2010 Estimate)			$45.20	0.31	10.00x	2.26x	50.00%

 30% Net Profit Margins
 No Long-Term Debt
 Strong Cash Position
 Large and Growing Market
 Trading at a significant
 Discount compared to both
 China and US comparables
Investment Highlights Overview
 Experienced Management
 Team with Proven Track
 Record
 Excellent Sales Team and
 Sales Channels /
 Distributions
 Highly Efficient and
 Effective Internal Training
 System